Supplement Dated April 12, 2023, to the

STATEMENT OF ADDITIONAL INFORMATION

dated December 21, 2022

AlphaMark Fund

(Formerly the AlphaMark Large Cap Growth Fund)

Ticker Symbol: AMLCX

The following supplements or replaces certain information in the current Statement of Additional Information (“SAI”). Any information to the contrary in the current SAI should be disregarded.

The Board has filled the vacancy left by John W. Hopper, Jr’s untimely passing with Noah Osterhage, an Independent Trustee. Michael Simon has been elected Chairman of the Board, Brian Brockhoff is Chairman of the Committee of Independent Trustees, and Mr. Osterhage is the financial expert on the Committee. All references in the registration statement shall be updated accordingly.

The following trustee table under the section entitled Management of the Trust, on page 15, is hereby replaced as follows:

Name, Year of Birth and Address	Term of Office and Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustee:
*Michael L. Simon (1967) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Indefinite; Since July 2008	Chairman, President and Trustee	Founder, President and Chief Investment Officer of AlphaMark Advisors, LLC (the Fund’s investment adviser) from 1999 to present.	1
Independent Trustees:
T. Brian Brockhoff (1964) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Indefinite; Since September 2008	Trustee and Chairman of the Committee of Independent Trustees	President of Greater Cincinnati Heartland Bank from September 2021 to present; President and Head of Commercial Banking at C.F. Bank from December 2018 to September 2021; Principal of Bailey Capital Partners, Inc. (mortgage bankers) from August 2018 to December 2018; Senior Vice President-Commercial Real Estate Group Manager of BB&T Corporation from May 2014 to August 2018; Prior to June 2015, Principal of Bailey Capital Partners, Inc. (mortgage bankers)	1
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Noah Osterhage (1986) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Indefinite; Since April 2023	Trustee	Owner, Chief Executive Officer of Payroll Partners, Inc. from November 2018 to present; Principal of NJO Consulting LLC from December 2016 to present; Vice President of Black Diamond Group from January 2017 to December 2019; Corporate Finance & Investor Relations at CNG Holdings, Inc. from November 2014 to December 2016; Institutional Portfolio Manager & Research Analyst of Opus Capital Management from January 2011 to November 2014; Senior Financial Analyst of Aramark from April 2008 to December 2010.	1

The following sections beginning on page 17 of the SAI, and ending on page 18, are updated as follows:

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of three Trustees, two of whom are Independent Trustees. The Board is responsible for the oversight of the Trust. The Board is responsible for overseeing the Advisor and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Independent Trustees have engaged independent legal counsel and may from time to time engage consultants and other advisers to assist them in performing their oversight responsibilities. Since March 2020, the Trustees in most instances have conducted quarterly meetings telephonically or by video conference in accordance with relief granted by the SEC to ease certain governance obligations in light of current travel concerns and restrictions related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting have been or will be ratified at the next in-person meeting, as required by the SEC’s relief.

The Board has appointed Michael L. Simon as the Chairman. Mr. Simon is considered to be a “interested person” of the Trust within the meaning of the 1940 Act. As Chairman, Mr. Simon has the opportunity to review and help set the agenda for each Board meeting. Mr. Simon will preside at each Board meeting and, as necessary, may act as the Board’s liaison with the various service providers.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Simon as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established a Committee of Independent Trustees, of which T. Brian Brockoff is Chairman, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. Messrs.

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Brockhoff and Osterhage are the current members of the Committee of Independent Trustees. The Committee of Independent Trustees met twice during the fiscal year ended August 31, 2022.

Qualifications of the Trustees. The Committee of Independent Trustees reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

•	Michael L. Simon, CFA has served as President and Chief Investment Officer of the Advisor since 1999. He holds a B.S. degree in Accounting from Northern Kentucky University and an MBA from Xavier University. He is a Certified Public Accountant and a Chartered Financial Analyst and has worked in the financial analysis and investment fields since 1991. Mr. Simon has served as President and Trustee of the Trust since 2008. The Board has concluded that Mr. Simon is suitable to continue to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

•	T. Brian Brockhoff has been President of Greater Cincinnati Heartland Bank from 2021 to present; Senior Vice President and Head of Commercial Banking at C.F. Bank from December 2018 to September 2021. From August 2018 to December 2018, Mr. Brockhoff was Principal of Bailey Capital Partners, Inc. (mortgage bankers). Prior to August 2018, Mr. Brockhoff was Senior Vice President – Regional Corporate Banking Group Manager of BB&T Corporation since May 2014. From June 2015 to March 2017, Mr. Brockhoff was Senior Vice President - Commercial Real Estate Manager of BB&T Corporation. Mr. Brockhoff was also a Principal of Bailey Capital Partners, Inc. from November 2005 to June 2015. Prior to November 2005, he was a Senior Vice President and Partner with UBS Financial Services Group. Mr. Brockhoff holds a B.S. in Accountancy from Miami (Ohio) University. He currently serves as a board member for multiple civic organizations. Mr. Brockhoff has been a Trustee of the Trust since 2008. The Board has concluded that Mr. Brockhoff is suitable to continue to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, his experience on other boards and his academic background.

•	Noah Osterhage, CFA has been the Chief Executive Officer of Payroll Partners, Inc., a payroll servicing corporation, since its founding in November 2018. Prior to that Mr. Osterhage was Principal of NJO Consulting LLC from December 2016 to the present; Vice President of the Black Diamond Group from January 2017 to December 2019. From November 2014 to December 2016, Mr. Osterhage served in a Corporate Finance & Investor Relations role at CNG Holdings, Inc., and prior to that was a Institutional Portfolio Manager & Research Analyst at Opus Capital Management from January 2011 to November 2014. Mr. Osterhage also served as a Senior Financial Analyst at Aramark from April 2008 to December 2010. Mr. Osterhage holds a Bachelors of Science in Business Administration in Economics, a Bachelors of Arts in Classical Humanities, and a Masters of Business Administration with a concentration in Finance, all from Xavier University. Mr. Osterhage is also a financial expert. The Board has concluded that Mr. Osterhage is suitable to serve as a Trustee because of his professional background and business experience, his qualifications as a chartered financial analyst and experience as a portfolio manager.

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The following sections on page 19 of the SAI are updated as follows:

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of March 30, 2023.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Michael L. Simon, CFA	$1 - $10,000	$1 - $10,000
Independent Trustees:
T. Brian Brockhoff	None	None
Noah Osterhage, CFA	None	None

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